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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02239

                          Pioneer Interest Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2006 through December 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                    PIONEER
                                    -------
                                    INTEREST
                                     SHARES

                                     Annual
                                     Report

                                    12/31/06


                               [LOGO] PIONEER
                                      Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2
Portfolio Management Discussion                                 4
Portfolio Summary                                               8
Prices and Distributions                                        9
Performance Update                                             10
Schedule of Investments                                        11
Financial Statements                                           18
Notes to Financial Statements                                  22
Report of Independent Registered Public Accounting Firm        28
Results of Shareholder Meeting                                 29
Factors Considered by the Independent Trustees in Approving
the Management Contract                                        31
Trustees, Officers and Service Providers                       36

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006, although the pace of expansion slowed in the second half of the year. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised rates to only 0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Letter

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Interest Shares
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

The domestic bond market delivered generally moderate, positive returns during 2006. The final results came despite weak performance during the first six months, when investors grew increasingly concerned about rising interest rates, increasing oil prices and monetary tightening by the U.S. Federal Reserve. Over the second half of the year, the environment improved as concerns about inflation and high energy prices receded and as the Federal Reserve Board left short-term rates unchanged. In the following interview, Kenneth J. Taubes discusses the factors that influenced Pioneer Interest Shares' performance during the 12 months ended December 31, 2006. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Fund.


Q:  How did the Fund perform during 2006?

A: Pioneer Interest Shares had a total return of 3.78% at net asset value for the 12 months ended December 31, 2006. The Fund's 30-day SEC yield on December 31, 2006, was 2.92% for the month of December. At market price, the Fund had a total return of 8.28% for the year. During the same 12 months, the Lehman Brothers Aggregate Bond Index produced a total return of 4.25%. On December 31, 2006, the Fund's market price was at an 8.4% discount to net asset value. During the 12 months, the Fund paid dividends totaling 59 cents (a distribution yield of 5.44%, based upon market value per share at beginning of year).

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Q:  What was the investment environment like during 2006?

A: During the first half of the year, the Federal Reserve Board raised the key Fed funds rate four times, putting pressure on Treasuries and other high-grade fixed-income securities. As the Federal Reserve Board raised the key Fed funds rate to 5.25% from the 4.25% starting point at the beginning of the year, longer-maturity yields of high-grade securities also rose, although not by as much,

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    leading to negative returns for many high-grade parts of the market during the first six months. The situation was different in the lower-rated, high-yield market, which performed well as solid growth in the economy largely offset the effects of the rate hikes. The climate changed markedly from mid-May through mid-July, when the capital markets were worried about inflationary pressures. The concerns were exacerbated by rapidly rising oil prices. Riskier asset classes - including stocks and high-yield bonds
    - slumped during that two-month period.

    During the year's second half, as the Federal Reserve Board paused in its tightening policy and left short-term interest rates unchanged, a different environment unfolded. Stabilized short-term interest rates and easing oil prices encouraged investors to believe that inflationary pressures were under control and that the economy could sustain its expansion at a moderate rate. In that environment, high-grade bonds improved in performance as yields across many maturities receded over the final six months of the year. In many cases, the yield curve became inverted - a phenomenon which reverses normal fixed-income relationships, resulting in higher yields among shorter-maturity securities than among some longer-maturity securities. In general, government securities and higher-rated corporate securities delivered improved performance in the second half of the year. For the year, Treasuries, government agencies, mortgage-backed securities and investment-grade corporate bonds produced positive results, with income overcoming some erosion of prices. Mortgage-backed securities tended to produce the best results in the investment-grade universe. High-yield, lower-rated corporate bonds, however, delivered the strongest performance in the domestic market.


Q: What were principal strategies during the year, and how did they affect performance?

A: Helping results were the Fund's exposure to high-yield corporate bonds - the best-performing area of the market - and an effective interest-rate strategy. Although we became somewhat more defensive early in the year and reduced our investments in corporate bonds, we still maintained an emphasis on high-yield bonds, which helped support total return performance. At the end of the fiscal year, 8.5% of Fund assets were invested in high-yield corporate

Pioneer Interest Shares
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06                             (continued)
--------------------------------------------------------------------------------

    bonds. At the same time, we lowered our exposure to investment-grade corporate debt, as we became concerned that heavy activity in mergers-and-acquisitions and leveraged buyouts would hurt bondholders while helping shareholders.

    During a period of changing interest-rate trends, our management of duration - which is a measure of a bond's price sensitivity to changes in interest rates - was successful. We maintained a relatively short duration when interest rates were rising in the first half of the year. Beginning in June, we moved to a longer duration, which positioned the Fund to benefit when longer-maturity rates began to decline, as they did for the remainder of the year. However, we moved again to a short-duration near the end of the year to protect against the potential of a rise in rates. On December 31, 2006, the Fund's effective duration was 4.29 years.

    Early in the year, we increased our investments in mortgage-backed securities and we maintained a higher exposure throughout the year, helping performance. At the end of the fiscal year, on December 31, 2006, 53.0% of Fund assets were invested in mortgages and other pass-through securities. During the first half of the year, we also maintained a healthy allocation to Treasury Inflation Protected Securities (TIPS), which contributed to performance as interest rates were rising. We reduced that exposure substantially, beginning in June, which was timely as TIPS began to underperform straight Treasuries and other fixed-rate high-grade securities as yields fell with reduced fears about inflation. Nevertheless, our remaining TIPS holdings did not help in the second half of the year.


Q: What were some of the individual holdings that had the greatest influence on Fund performance?

A: Several corporate bonds helped performance for the year. Bonds of Platinum Underwriters, a property-and-casualty re-insurance company, appreciated when the company encountered relatively few storm-related damage claims in 2006 after raising premiums following the severe 2005 hurricane season. Securities of Odyssey Re, another re-insurance company, also helped, as did our position in Ford Motor bonds. The automotive company's bonds gained in price in 2006, after underperforming in 2005, as investors anticipated that the company would be able to avoid bankruptcy.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The rating of the debt of HCA was lowered from investment-grade to high-yield during the year as part of a leveraged buyout of the company, which operates hospitals throughout the nation. As a result, the Fund's holdings of HCA-issued bonds underperformed and detracted from results.


Q:  What is your investment outlook?

A: Given expectations that the economy will continue to expand, we do not expect the Federal Reserve Board to lower short-term rates in the near future. As a consequence, we are maintaining a shorter-than-benchmark duration policy to protect against the potential that interest rates might rise. In this environment, we have placed the greatest emphasis on mortgage-backed securities. In the corporate sector, we have modestly overweighted (relative to the Fund's benchmark) high-yield bonds, but have continued to de-emphasize investment-grade corporate debt due to the small risk premium available and the aforementioned leveraged buyout risk.

Investments in high yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Fund will generally rise. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Interest Shares
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/06
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]
Commercial Paper                        8.8%
B                                       2.9%
BB                                      5.6%
BBB                                     6.8%
A                                       1.6%
AA                                      0.2%
AAA                                     0.7%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]
0-1 Years                                9.7%
1-3 Years                               16.7%
3-4 Years                               31.1%
4-6 Yeras                               22.8%
6-8 Years                               13.3%
8+ Years                                 6.4%


 10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of debt holdings*)

    1.   U.S. Treasury Inflation Protected Security, 1.875%, 7/15/15    4.76%
    2.   U.S. Treasury Inflation Protected Security, 3.375%, 1/15/11    2.55
    3.   Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                 2.24
    4.   U.S. Treasury Notes, 5.5%, 8/15/28                             2.15
    5.   U.S. Treasury Notes, 5.0%, 2/15/11                             2.03
    6.   U.S. Treasury Notes, 4.875%, 2/15/12                           1.77
    7.   Government National Mortgage Association, 4.5%, 3/15/35        1.51
    8.   Federal National Mortgage Association, 5.5%, 9/1/19            1.45
    9.   Federal Home Loan Mortgage Corp., 5.5%, 6/1/35                 1.45
   10.   Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                 1.40

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Interest Shares
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Common Share    12/31/06   12/31/05
                     $12.16     $12.30

Market Value
per Common Share    12/31/06   12/31/05
                     $11.14     $10.85

Distributions               Income      Short-Term      Long-Term
per Common Share          Dividends   Capital Gains   Capital Gains
   (1/1/06 - 12/31/06)      $0.59         $ -             $ -

Pioneer Interest Shares
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
   The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Interest Shares at market value, compared to that of the Lehman Brothers Aggregate Bond Index.

-------------------------------------------------
Cumulative Total Returns
(As of December 31, 2006)
                        Net Asset
                          Value       Market
Period                    (NAV)       Price
 10 Years                 5.67%       5.70%
 5 Years                  5.37        5.69
 1 Year                   3.78        8.28
-------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer                  Lehman Brothers
               Interest Shares              Aggregate Bond Index
12/96                10000                       10000
                     11783                       10965
12/98                12327                       11918
                     10114                       11820
12/00                12092                       13194
                     13196                       14308
12/02                13933                       15776
                     15174                       16423
12/04                16054                       17136
                     16075                       17552
12/06                17407                       18313

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

   Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

   Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities divided by the number of common shares outstanding.

   When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees, expenses or charges. You cannot invest directly in an Index.

Pioneer Interest Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              ASSET BACKED SECURITIES  - 1.8% of Net Assets
                              Consumer Services - 0.1%
                              Restaurants - 0.1%
$  100,000      BB/Ba3        Dunkin Brands Master Finance LLC, 8.28%,
                              6/20/31 (144A)                                         $   101,692
                                                                                     -----------
                              Total Consumer Services                                $   101,692
                                                                                     -----------
                              Diversified Financials - 0.7%
                              Diversified Financial Services - 0.6%
   242,581      BB-/Ba2       Caithness Coso Fund Corp., 6.263%,
                              6/15/14 (144A)                                         $   236,514
   360,771      BBB/Baa2      Power Receivables Finance, 6.29%, 1/1/12 (144A)            362,744
                                                                                     -----------
                                                                                     $   599,258
                                                                                     -----------
                              Total Diversified Financials                           $   599,258
                                                                                     -----------
                              Utilities - 1.0%
                              Electric Utilities - 1.0%
   371,700      BBB-/Baa3     FPL Energy America Wind LLC, 6.639%,
                              6/20/23 (144A)                                         $   382,658
   277,200      BB-/Ba2       FPL Energy Wind Funding, 6.876%,
                              6/27/17 (144A)                                             279,625
   218,070      BB-/Ba2       Tenaska Alabama, 7.0%, 6/30/21 (144A)                      216,577
                                                                                     -----------
                                                                                     $   878,860
                                                                                     -----------
                              Total Utilities                                        $   878,860
                                                                                     -----------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $1,568,691)                                      $ 1,579,810
                                                                                     -----------
                              COLLATERALIZED MORTGAGE OBLIGATIONS  - 1.5% of Net Assets
                              Banks - 0.4%
                              Thrifts & Mortgage Finance - 0.4%
   185,000      NR/Ba1        SBA CMBS Trust, 6.709%, 11/15/36                       $   185,231
   135,000      AAA/Aa2       TimberStar Trust, 5.7467%, 10/15/36                        136,645
                                                                                     -----------
                                                                                     $   321,876
                                                                                     -----------
                              Total Banks                                            $   321,876
                                                                                     -----------
                              Diversified Financials - 0.4%
                              Diversified Financial Services - 0.3%
   120,000      NR/Ba1        Global Signal, 7.036%, 2/15/36 (144A)                  $   122,082
   228,326      AAA/Aaa       Residential Accredit loans, Inc., 5.7412%, 9/25/35         227,800
                                                                                     -----------
                                                                                     $   349,882
                                                                                     -----------
                              Total Diversified Financials                           $   349,882
                                                                                     -----------

The accompanying notes are an integral part of these financial statements.    11

Pioneer Interest Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                        Value
                              Government - 0.8%
                              Government - 0.7%
$  682,371      AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                     $   684,192
                                                                             -----------
                              Total Government                               $   684,192
                                                                             -----------
                              TOTAL COLLATERALIZED MORTGAGE
                              OBLIGATIONS
                              (Cost $1,356,133)                              $ 1,355,950
                                                                             -----------
                              CORPORATE BONDS - 15.2% of Net Assets
                              Energy - 0.9%
                              Oil & Gas Equipment And Services - 0.3%
   275,000      B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15        $   261,250
                                                                             -----------
                              Oil & Gas Exploration & Production - 0.1%
    70,000      BB+/Ba2       Southern Star Central Corp., 6.75%, 3/1/16     $    69,825
                                                                             -----------
                              Oil & Gas Refining & Marketing - 0.5%
   115,000      BBB/Baa2      Boardwalk Pipelines LLC, 5.5%, 2/1/17          $   110,777
   335,000      BB-/Ba2       Semco Energy, Inc., 7.125%, 5/15/08                334,663
                                                                             -----------
                                                                             $   445,440
                                                                             -----------
                              Total Energy                                   $   776,515
                                                                             -----------
                              Materials - 1.8%
                              Aluminum - 0.6%
   590,000      B/B2          Novelis, Inc., 7.25%, 02/15/15                 $   570,825
                                                                             -----------
                              Commodity Chemicals - 0.8%
   200,000      B+/Ba3        Invista, 9.25%, 5/1/12 (144A)                  $   214,500
   500,000      BB-/Ba3       Nova Chemicals, Ltd., 6.5%, 1/15/12                473,750
                                                                             -----------
                                                                             $   688,250
                                                                             -----------
                              Paper Products - 0.4%
   375,000      B+/B2         Bowater Inc., 9.375%, 12/15/21                 $   375,000
                                                                             -----------
                              Total Materials                                $ 1,634,075
                                                                             -----------
                              Capital Goods - 1.3%
                              Electrical Component & Equipment - 0.2%
   155,808      NR/NR         Orcal Geothermal, 6.21%, 12/30/20 (144A)       $   155,069
                                                                             -----------
                              Trading Companies & Distributors - 1.1%
   750,000      BBB-/Baa3     Glencore Funding LLC, 6.0%, 4/15/14 (144A)     $   731,123
   270,000      BB+/Ba1       Noble Group, Ltd., 6.625%, 3/17/15 (144A)          245,257
                                                                             -----------
                                                                             $   976,380
                                                                             -----------
                              Total Capital Goods                            $ 1,131,449
                                                                             -----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                           Value
                              Consumer Services - 0.5%
                              Casinos & Gaming - 0.2%
$  205,000      B/Ba3         Station Casinos, Inc., 6.625%, 3/15/18            $   175,788
                                                                                -----------
                              Education Services - 0.3%
   295,000      AAA/Aaa       President & Fellows of Harvard, 6.3%, 10/1/37     $   315,570
                                                                                -----------
                              Total Consumer Services                           $   491,358
                                                                                -----------
                              Banks - 0.2%
                              Diversified Banks - 0.2%
   200,000      BB+/Baa2      TNK-BP Finance SA, 7.5%, 7/18/16 (144A)           $   212,750
                                                                                -----------
                              Total Banks                                       $   212,750
                                                                                -----------
                              Diversified Financials - 1.4%
                              Consumer Finance - 1.4%
   575,000      B/B1          Ford Motor Credit Co., 5.7%, 1/15/10              $   551,197
   815,000      A/A2          SLM Corp., Floating Rate Note, 7/25/14                748,708
                                                                                -----------
                                                                                $ 1,299,905
                                                                                -----------
                              Total Diversified Financials                      $ 1,299,905
                                                                                -----------
                              Insurance - 4.2%
                              Life & Health Insurance - 0.8%
   725,000      B-/B2         Presidential Life Corp., 7.875%, 2/15/09          $   692,375
                                                                                -----------
                              Multi-Line Insurance - 1.4%
   550,000      BB+/Ba1       Hanover Insurance Group, 7.625%, 10/15/25         $   589,422
   700,000      A/A3          Loew Corp., 5.25%, 3/15/16                            682,024
                                                                                -----------
                                                                                $ 1,271,446
                                                                                -----------
                              Property & Casualty Insurance - 1.4%
   750,000      BBB-/NR       Kingsway America, Inc., 7.5%, 2/1/14              $   760,547
   450,000      BBB-/Baa3     Ohio Casualty Corp., 7.3%, 6/15/14                    480,422
                                                                                -----------
                                                                                $ 1,240,969
                                                                                -----------
                              Reinsurance - 0.6%
   520,000      BBB/NA        Platinum Underwriters HD, 7.5%, 6/1/17            $   548,380
                                                                                -----------
                              Total Insurance                                   $ 3,753,170
                                                                                -----------
                              Real Estate - 1.9%
                              Real Estate Management & Development - 1.1%
   980,000      BB-/Ba3       Forest City Enterprises, 7.625%, 6/1/15           $   999,600
                                                                                -----------
                              Real Estate Investment Trusts - 0.8%
   550,000      BBB-/Baa3     Health Care, Inc., 6.2%, 6/1/16                   $   552,637
   135,000      B+/B1         Trustreet Properties, Inc., 7.5%, 4/1/15              145,800
                                                                                -----------
                                                                                $   698,437
                                                                                -----------
                              Total Real Estate                                 $ 1,698,037
                                                                                -----------

The accompanying notes are an integral part of these financial statements.    13

Pioneer Interest Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                             Value
                             Technology Hardware & Equipment - 0.9%
                             Computer Hardware - 0.9%
$ 800,000      BBB-/Baa3     NCR Corp., 7.125%, 6/15/09                          $   820,459
                                                                                 -----------
                             Total Technology Hardware & Equipment               $   820,459
                                                                                 -----------
                             Semiconductors - 0.3%
  225,000      BBB-/Baa3     Chartered Semiconductor, 6.375%, 8/3/15             $   225,677
                                                                                 -----------
                             Total                                               $   225,677
                                                                                 -----------
                             Utilities - 1.9%
                             Electric Utilities - 1.7%
  243,815      BBB-/Baa3     Crocket Cogeneration, 5.869%, 3/30/25 (144A)        $   236,222
  220,000      BBB+/Baa3     Entergy Gulf States, 5.7%, 6/1/15                       214,791
  550,000      BBB-/Baa3     Kiowa Power Partners LLC, 5.737%,
                             3/30/21 (144A)                                          532,466
  500,000      BB-/Ba3       MSW Energy Holdings, 7.375%, 9/1/10                     510,000
                                                                                 -----------
                                                                                 $ 1,493,479
                                                                                 -----------
                             Gas Utilities - 0.1%
  175,000      BB/Ba1        Southern Union Co., 7.2%, 11/1/66                   $   172,508
                                                                                 -----------
                             Total Utilities                                     $ 1,665,987
                                                                                 -----------
                             TOTAL CORPORATE BONDS
                             (Cost $13,751,331)                                  $13,709,382
                                                                                 -----------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS - 72.6% of Net Assets
2,418,358      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                             4.5%, 3/1/20 - 4/1/35                               $ 2,326,467
3,135,933      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                             5.0%, 12/1/21 - 7/1/35                                3,044,134
2,347,019      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                             5.5%, 11/1/34 - 6/1/35                                2,322,837
5,323,594      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                             6.0%, 2/1/33 - 6/1/35                                 5,368,076
  397,042      AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 11/1/33         406,910
   19,231      NR/NR         Federal Home Loan Mortgage Corp., 7.0%, 11/1/30          19,794
  482,399      AAA/Aaa       Federal National Mortgage Association,
                             5.0%, 10/1/20 - 12/1/21                                 474,223
4,474,082      AAA/Aaa       Federal National Mortgage Association,
                             5.5%, 4/1/19 - 3/1/36                                 4,446,382
1,976,658      AAA/Aaa       Federal National Mortgage Association,
                             6.0%, 2/1/33 - 6/1/36                                 1,993,521
1,700,862      AAA/Aaa       Federal National Mortgage Association,
                             6.5%, 1/1/31 - 7/1/34                                 1,739,691

14    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                           Value
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$ 154,919      NR/NR         Federal National Mortgage Association,
                             7.0%, 12/1/31                                      $  159,415
  891,972      NR/NR         Federal National Mortgage Association,
                             6.0%, 7/1/33                                          899,493
4,604,433      AAA/Aaa       Government National Mortgage Association,
                             4.5%, 8/15/33 - 5/15/35                             4,348,971
3,607,277      AAA/Aaa       Government National Mortgage Association,
                             5.0%, 10/15/18 - 5/15/36                            3,519,095
5,198,705      AAA/Aaa       Government National Mortgage Association,
                             5.5%, 10/15/17 - 11/15/36                           5,179,825
9,444,277      AAA/Aaa       Government National Mortgage Association,
                             6.0%, 12/15/08 - 10/15/36                           9,678,784
   70,731      NR/NR         Government National Mortgage Association,
                             7.0%, 10/15/31                                         73,097
   36,493      NR/NR         Government National Mortgage Association,
                             7.0%, 6/15/31                                          37,713
   81,533      NR/NR         Government National Mortgage Association,
                             7.0%, 9/15/31                                          84,260
   22,091      NR/NR         Government National Mortgage Association,
                             7.0%, 7/15/31                                          22,832
   42,535      NR/NR         Government National Mortgage Association, I,
                             7.0%, 3/15/31                                          43,958
  314,403      AAA/Aaa       Government National Mortgage Association, II,
                             5.5%, 10/20/19                                        314,599
  293,742      NR/NR         Government National Mortgage Association, II,
                             5.5%, 2/20/34                                         291,778
  174,672      NR/NR         Government National Mortgage Association, II,
                             7.0%, 1/20/29                                         179,841
1,000,000      AAA/Aaa       U.S. Treasury Bonds, 4.625%, 3/31/08                  995,742
  650,000      AAA/Aaa       U.S. Treasury Bonds, 5.25%, 11/15/28                  681,637
  240,000      AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                   276,244
  850,000      AAA/Aaa       U.S. Treasury Bonds, 7.25%, 5/15/16                 1,010,404
4,088,380      AAA/Aaa       U.S. Treasury Inflation Notes, 1.875%, 7/15/15      3,917,976
  483,037      AAA/Aaa       U.S. Treasury Inflation Notes, 2.0%, 1/15/16          466,395
  449,024      AAA/Aaa       U.S. Treasury Inflation Notes, 3.0%, 7/15/12          462,091
2,011,941      AAA/Aaa       U.S. Treasury Inflation Protected Security,
                             3.375%, 1/15/12                                     2,100,513
    1,160      AAA/Aaa       U.S. Treasury Inflation Protected Security,
                             3.5%, 1/15/11                                           1,207
  625,000      AAA/Aaa       U.S. Treasury Notes, 4.0%, 2/15/15                    595,386
  750,000      AAA/Aaa       U.S. Treasury Notes, 4.25%, 11/15/14                  727,559

The accompanying notes are an integral part of these financial statements.    15

Pioneer Interest Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                              Value
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$1,440,000      AAA/Aaa       U.S. Treasury Notes, 4.875%, 2/15/12                  $1,453,163
 1,650,000      AAA/Aaa       U.S. Treasury Notes, 5.0%, 2/15/11                     1,670,625
   360,000      AAA/Aaa       U.S. Treasury Notes, 5.25%, 2/15/29                      377,550
   505,000      AAA/Aaa       U.S. Treasury Notes, 5.375%, 2/15/31                     540,942
 1,640,000      AAA/Aaa       U.S. Treasury Notes, 5.5%, 8/15/28                     1,771,711
   450,000      AAA/Aaa       U.S. Treasury Notes, 7.875%, 2/15/21                     586,020
   550,000      AAA/Aaa       U.S. Treasury Strip, 0.0%, 11/15/13                      399,947
   500,000      AAA/Aaa       U.S. Treasury Strip, 0.0%, 5/15/13                       372,115
                                                                                   -----------
                                                                                   $65,282,923
                                                                                   -----------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $66,117,544)                                   $65,282,923
                                                                                   -----------
                              MUNICIPAL BONDS - 0.4% of Net Assets
                              Government - 0.4%
   330,000      AAA/NR        Tobacco Settlement Authority Iowa, 6.79%, 6/1/10     $   337,300
                                                                                   -----------
                              TOTAL MUNICIPAL BONDS
                              (Cost $330,000)                                      $   337,300
                                                                                   -----------
                              TEMPORARY CASH INVESTMENT - 7.8% of Net Assets
                              Repurchase Agreement - 7.8%
 7,000,000      NR/NR         UBS Warburg, Inc. 4.7%, dated 1/2/07, with a
                              repurchase price of $7,000,000 plus accrued
                              interest on 1/2/07 collateralized by $7,035,000
                              U.S. Treasury Note, 5.625%, 5/15/08                  $ 7,000,000
                                                                                   -----------
                              TOTAL TEMPORARY CASH INVESTMENT
                              (Cost $7,000,000)                                    $ 7,000,000
                                                                                   -----------
                              TOTAL INVESTMENT IN SECURITIES - 99.3%
                              (Cost $90,123,699) (a)                               $89,265,365
                                                                                   -----------
                              OTHER ASSETS AND LIABILITIES - 0.7%                  $   654,078
                                                                                   -----------
                              TOTAL NET ASSETS - 100.0%                            $89,919,443
                                                                                   ===========

NR       Not Rated.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $4,029,279 or 4.5% of total net assets.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) At December, 31, 2006 the net unrealized gain on investments based on cost for federal income tax purposes of $90,249,228 was as follows:

      Aggregate gross unrealized gain for all investments in which there
      is an excess of value over tax cost.                                   $    623,795
      Aggregate gross unrealized loss for all investments in which there
      is an excess of value over tax cost.                                     (1,607,658)
                                                                             ------------
      Net Unrealized loss                                                    $   (983,863)
                                                                             ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2006 aggregated $22,893,251 and $28,537,874, respectively.


The accompanying notes are an integral part of these financial statements.    17

Pioneer Interest Shares
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $90,123,699)                       $89,265,365
  Cash                                                                   15,409
  Interest Receivable                                                   724,535
  Other                                                                   4,198
                                                                    ------------
     Total assets                                                   $90,009,507
                                                                    ------------
LIABILITIES:
  Due to affiliates                                                 $    11,695
  Accrued expenses                                                       64,369
                                                                    ------------
     Total liabilities                                              $    76,064
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $96,493,757
  Distributions in excess of net investment income                     (120,437)
  Accumulated net realized loss on investments                       (5,581,543)
  Net unrealized loss on investments                                   (858,334)
                                                                    ------------
     Total net assets                                               $89,933,443
                                                                    ===========
NET ASSET VALUE PER SHARE:
  (based on $89,933,443/7,395,024 shares)                           $     12.16
                                                                    ===========



18    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/06


INVESTMENT INCOME:
  Interest                                                $4,792,143
  Income from securities loaned, net                             361
                                                          ----------
     Total investment income                                             $4,792,504
                                                                         ----------
EXPENSES:
  Management fees                                         $  512,656
  Transfer agent fees and expenses                           170,117
  Administrative reimbursements                               21,383
  Custodian fees                                              21,355
  Professional fees                                           91,913
  Printing expense                                            20,663
  Fees and expenses of nonaffiliated trustees                  4,832
  Miscellaneous                                               40,556
                                                          ----------
     Net expenses                                                        $  883,475
                                                                         ----------
       Net investment income                                             $3,909,029
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments                                       $  286,661
  Change in net unrealized loss on investments                             (827,655)
                                                                         ----------
  Net loss on investments                                                $ (540,994)
                                                                         ----------
  Net increase in net assets resulting from operations                   $3,368,035
                                                                         ==========


The accompanying notes are an integral part of these financial statements.    19

Pioneer Interest Shares
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/06 and 12/31/05, respectively

                                                   Year Ended         Year Ended
                                                    12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                              $ 3,909,029        $ 4,176,062
Net realized gain on investments                       286,661            315,593
Change in net unrealized loss on investments          (827,655)        (2,264,603)
                                                   -----------        -----------
    Net increase in net assets resulting
     from operations                               $ 3,368,035        $ 2,227,052
                                                   -----------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  ($0.59 and $0.62 per share, respectively)        $(4,363,054)       $(4,584,893)
                                                   -----------        -----------
     Total distributions to shareowners            $(4,363,054)       $(4,584,893)
                                                   -----------        -----------
    Net decrease in net assets                     $  (995,019)       $(2,357,841)
NET ASSETS:
Beginning of year                                   90,928,462         93,286,303
                                                   -----------        -----------
End of year                                        $89,933,443        $90,928,462
                                                   ===========        ===========
Undistributed (distributions in excess of) net
  investment income                                $  (120,437)       $    61,824
                                                   ===========        ===========



20    The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                          Year Ended  Year Ended    Year Ended     Year Ended    Year Ended
                                                           12/31/06    12/31/05    12/31/04 (a)     12/31/03      12/31/02
Net asset value, beginning of period                        $ 12.30     $ 12.61       $ 12.58       $ 12.22       $ 12.33
                                                            -------     -------       -------       -------       -------
Increase from investment operations:
 Net investment income                                      $  0.52     $  1.81       $  0.61       $  0.69       $  0.82
 Net realized and unrealized gain (loss) on investments       (0.07)      (1.50)         0.14          0.35         (0.12)
                                                            -------     -------       -------       -------       -------
  Net increase from investment operations                   $  0.45     $  0.31       $  0.75       $  1.04       $  0.70
Distributions to shareowners:
 Net investment income                                        (0.59)      (0.62)        (0.72)        (0.68)        (0.81)
                                                            -------     -------       -------       -------       -------
Net increase (decrease) in net asset value                  $ (0.14)    $ (0.31)      $  0.03       $  0.36       $ (0.11)
                                                            -------     -------       -------       -------       -------
Net asset value, end of period                              $ 12.16     $ 12.30       $ 12.61       $ 12.58       $ 12.22
                                                            =======     =======       =======       =======       =======
Market value, end of period                                 $ 11.14     $ 10.85       $ 11.45       $ 11.53       $ 11.23
                                                            =======     =======       =======       =======       =======
Total return*                                                  8.28%       0.11%         5.48%(c)      8.91%         5.58%(b)
Ratio of net expenses to average net assets+                   1.00%       0.81%         0.77%         0.90%         0.84%
Ratio of net investment income to average net assets+          4.33%       4.51%         4.82%         5.53%         7.15%
Portfolio turnover rate                                          27%         42%           47%           71%           43%
Net assets, end of period (in thousands)                    $89,933     $90,928       $93,286       $93,014       $90,334
Ratios assuming no reduction for fees paid indirectly:
 Net expenses                                                  1.00%       0.81%         0.77%         0.90%         0.84%
 Net investment income                                         4.33%       4.51%         4.87%         5.53%         7.15%

* Total investment return is calculated assuming a purchase of shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividends reinvestment plan. Total investment return does not reflect brokerage commissions.
+   Ratios assuming no reduction for fees paid indirectly.
(a) The per share data presented is based upon the average shares outstanding for the period presented.
(b) Previously reported 2.40% which was based on net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
(c) Previously reported 6.11% which was based on net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the net asset value at the end of the period.


   The accompanying notes are an integral part of these financial statements.

Pioneer Interest Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Interest Shares (the Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates.

Investments in high yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Fund will generally rise. The fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Information regarding the Fund's principal risks is contained in the Fund's original offering prospectus with additional information included in the Fund's Shareowner reports from time to time. Please refer to those document when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of the respective securities. Premium and discount related to certain mortgage-backed securities are amortized and accreted in

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    proportion to the monthly paydowns. Interest income is recorded on the accrual basis. Amortization and accretion or premium or discount on debt securities is included in interest income. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    Information regarding the Fund's principal investment risks is contained in the Fund's original offering prospectus(es). Please refer to those documents when considering the Fund's risks.


B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At December 31, 2006 the Fund had a net capital loss carryforward of $5,576,451 of which $2,754,182 will expire in 2008, $887,544 will expire in 2009, $1,200,417 will expire in 2010, $252,182 will expire in 2011 and
    482,126 will expire in 2014, if not utilized.

    The Fund has elected to defer approximately $482,126 of capital losses recognized between November 1, 2005 and December 31, 2005 to its fiscal year ending December 31, 2006.

    The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

Pioneer Interest Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               2006            2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                         $4,363,054      $4,584,893
                                          ----------      ----------
    Total                                 $4,363,054      $4,584,893
                                          ==========      ==========
--------------------------------------------------------------------------------


    The following shows the components of accumulated realized and unrealized gains and losses on a federal income tax basis at December 31, 2006.

--------------------------------------------------------------------------------
                                                              2006
--------------------------------------------------------------------------------
  Capital loss carryforward                             $(5,576,451)
  Unrealized depreciation                                  (983,863)
                                                        -----------
    Total                                               $(6,560,314)
                                                        ===========
--------------------------------------------------------------------------------

    The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium amortization.

    At December 31, 2006 the Fund has reclassified $271,764 to decrease distribution in excess of net investment income and $235,705 to increase accumulated net realized loss on investments and $36,059 to decrease paid in capital, to reflect permanent book/tax differences. The Reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.


C.  Dividend and Distribution Reinvestment Plan

    All shareowners of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange on the Dividend Valuation Date, is computed as follows: (a) if the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Plan Agent will distribute the dividends or distributions to the participant in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareowners are recorded as of the Dividend Valuation Date. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


D.  Securities Lending

    The Fund lends securities in the Portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

Pioneer Interest Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2006, $4,429 was payable to PIM related to management fees, administrative reimbursements and certain other services and is included in due to affiliates.


3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with American Stock Transfer & Trust Co., provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $7,266 in transfer agent fees due to PIMSS at December 31, 2006.


4. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.


CEO CERTIFICATION DISCLOSURE (unaudited)

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Pioneer Interest Shares
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Interest Shares:

We have audited the accompanying statement of assets and liabilities of Pioneer Interest Shares (the "Fund"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2007

Pioneer Interest Shares
--------------------------------------------------------------------------------
RESULTS OF SHAREHOLDER MEETING
--------------------------------------------------------------------------------

On September 5, 2006, Pioneer Interest Shares held its annual shareholder meeting. The annual meeting was held to elect all of the Fund's Trustees. All Trustees were elected. Here are the detailed results of the votes.


Proposal to elect Trustees.

Nominee                                     Affirmative        Withheld
----------------------                    ---------------   --------------
John F. Cogan, Jr.                        5,077,356.626     1,169,900.972
Osbert M. Hood*                           5,087,398.121     1,159,859.477
David R. Bock                             5,085.493.121     1,161,764.477
Mary K. Bush                              5,084,289.779     1,162,967.819
Margaret B.W. Graham                      5,085,108.121     1,162,149.477
Thomas J. Perna                           5,084,432.438     1,162,825.160
Marguerite A. Piret                       5,078,159.315     1,169,098.283
Stephen K. West                           5,083,063.779     1,164,193.819
John Winthrop                             5,084,871.121     1,162,386.477

On September 5, 2006, Pioneer Interest Shares held a special share holder meeting, which was adjourned to September 19, 2006.

The special meeting was held to (1) approve the elimination or amendment of certain of the fund's fundamental investment restrictions and policies, (2) approve amendments to the fund's management contract and (3) approve amendments to the fund's Agreement and Declaration of Trust. Here are the detailed results of the votes.


* Mr. Hood resigned as Trustee of the Fund effective January 9, 2007.


Proposals to Amend                   Affirmative         Against          Abstain
Investment Policies                ---------------   ---------------   ------------
(a). To approve elimination Of     3,030,638.753     2,348,503.969     134,228.584
fundamental restriction
regarding investments in
restricted securities
(b). To approve elimination Of     2,975,491.947     2,403,244.930     134,634.429
fundamental restriction
regarding investments in
undeveloped or underdevel-
oped countries
(c). To approve elimination of     2,974,352.440     2,397,053.009     141,965.857
fundamental restriction
regarding investments in
which a trustee or officer is
invested

Pioneer Interest Shares
--------------------------------------------------------------------------------
RESULTS OF SHAREHOLDER MEETING                                     (continued)
--------------------------------------------------------------------------------

Proposals to Amend                  Affirmative         Against          Abstain
Investment Policies               ---------------   ---------------   ------------
(d). To approve amendment to      2,978,412.420     2,371,492.443     163,466.443
fundamental restriction
regarding loans
(e). To approve amendment to      2,990,565.387     2,383,663.860     139,142.059
fundamental restriction
regarding borrowing
(f). To approve amendment to      3,001,608.153     2,362,642.238     149,120.915
fundamental restriction
regarding issuance of senior
securities
The proposals did not pass.
Proposal to Amend Fund's          2,693,605.143     2,655,268.157     164,498.006
Management Contract
The proposal did not pass.
Proposal to Amend Fund's          2,715,041.159     2,645,630.374     152,699.773
Agreement and Declaration of
Trust to provide for the issu-
ance of preferred shares of
beneficial interest
The proposal did not pass.

Pioneer Interest Shares
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) the general investment outlook in the markets in which the Fund invests, (iii) the procedures employed to determine the value of each of the Fund's assets, (iv) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (v) the record of compliance with the Fund's investment policies and restrictions and

Pioneer Interest Shares
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (vi) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (vii) the discount or premium of the market price of the Trust's common stock relative to its net asset value and measures that are or could be taken to address any discount.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a closed-end fund that is part of an established group of open and closed-end funds. The Trustees also noted that the relationship of market price relative to the Trust's net assets was comparable relative to other closed-end funds with similar investment approaches.

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Brothers Aggregate Bond Index. The Fund's performance, based upon total return, was in the second quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the second quintile of the peer group for the three years ended June 30, 2006, the third quintile for the five years ended June 30, 2006, and the fifth quintile for the ten year period ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield, before deduction of expenses, compared to the yield of the index. The Trustees, focusing on three-year total returns, concluded that the recent performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management

Pioneer Interest Shares
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

    Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable

Pioneer Interest Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Since the Fund is a closed-end fund and its size is relatively stable at level of assets that were anticipated when the management fee was initially set, the Trustees concluded that additional steps to address economies of scale were not a relevant consideration.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareholder services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.


Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Interest Shares
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Sub-Transfer Agent
American Stock Transfer & Trust Company


Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West) serves as a Trustee of each of the 87 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 38 of the 87 Pioneer Funds. The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund statement of additional information provides more detailed information regarding the Fund Trustees and is available upon request, without charge, by calling 1-800-225-6292.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Interest Shares
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                      Position Held                                                                             Other Directorships
Name and Age          With the Fund     Term of Office             Principal Occupation During Past Five Years  Held by this Trustee
John F. Cogan, Jr.    Chairman of the   Trustee since 1993.        Deputy Chairman and a Director of Pioneer    Director of ICI
(80)*                 Board, Trustee    Serves until successor     Global Asset Management S.p.A. ("PGAM");     Mutual Insurance
                      and President     trustee is elected or      Non-Executive Chairman and a Director of     Company
                                        earlier retirement or      Pioneer Investment Management USA Inc.
                                        removal                    ("PIM-USA"); Chairman and a Director of
                                                                   Pioneer; Chairman and Director of Pioneer
                                                                   Institutional Asset Management, Inc. (since
                                                                   2006); Director of Pioneer Alternative
                                                                   Investment Management Limited (Dublin);
                                                                   President and a Director of Pioneer
                                                                   Alternative Investment Management (Bermuda)
                                                                   Limited and affiliated funds; Director of
                                                                   PIOGLOBAL Real Estate Investment Fund
                                                                   (Russia) (until June 2006); Director of
                                                                   Nano-C, Inc. (since 2003); Director of Cole
                                                                   Investment Corporation (since 2004);
                                                                   Director of Fiduciary Counseling, Inc.;
                                                                   President and Director of Pioneer Funds
                                                                   Distributor, Inc. ("PFD") (until May 2006);
                                                                   President of all of the Pioneer Funds; and
                                                                   Of Counsel, Wilmer Cutler Pickering Hale
                                                                   and Dorr LLP (counsel to PIM-USA and the
                                                                   Pioneer Funds)

* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood        Trustee and       Trustee since 2003.        President and Chief Executive Officer,       Trustee of certain
(54)*+                Executive Vice    Serves until successor     PIM-USA since May 2003 (Director since       Pioneer Funds
                      President         trustee is elected or      January 2001; Executive Vice President and
                                        earlier retirement or      Chief Operating Officer from November
                                        removal                    2000 - May 2003); Director of PGAM since
                                                                   June 2003; President and Director of Pioneer
                                                                   since May 2003; President and Director of
                                                                   Pioneer Institutional Asset Management, Inc.
                                                                   since February 2006; Chairman and Director
                                                                   of Pioneer Investment Management
                                                                   Shareholder Services, Inc. ("PIMSS") since
                                                                   May 2003; Director of PFD since May 2006;
                                                                   Director of Oak Ridge Investments, LLC (a
                                                                   registered investment adviser in which PIM-
                                                                   USA owns a minority interest) since January
                                                                   2005; Director of Vanderbilt Capital
                                                                   Advisors, LLC (an instutitional investment
                                                                   adviser wholly-owned by PIM-USA) since June
                                                                   2006; and Executive Vice President of all
                                                                   of the Pioneer Funds since June 2003

+Mr. Hood resigned as Trustee and EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Interest Shares

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                      Position Held                                                                             Other Directorships
Name, Age and Address With the Fund     Term of Office             Principal Occupation During Past Five Years  Held by this Trustee
David R. Bock (63)    Trustee           Trustee since 2005.        Senior Vice President and Chief Financial    Director of The
3050 K Street NW,                       Serves until               Officer, I-trax, Inc. (publicly traded       Enterprise Social
Washington, DC 20007                    successor trustee          health care services company) (2001 -        Investment Company
                                        is elected or earlier      present); Managing Partner, Federal City     (privately-held
                                        retirement or              Capital Advisors (boutique merchant bank)    affordable housing
                                        removal.                   (2002 to 2004); and Executive Vice           finance company);
                                                                   President and Chief Financial Officer,       and Director of New
                                                                   Pedestal Inc. (internet-based mortgage       York Mortgage Trust
                                                                   trading company) (2000 - 2002)               (publicly traded
                                                                                                                mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)     Trustee           Trustee since 1997.        President, Bush International                Director of Brady
3509 Woodbine Street                    Serves until               (international financial advisory firm)      Corporation
Chevy Chase, MD                         successor trustee                                                       (industrial
20815                                   is elected or earlier                                                   identification and
                                        retirement or                                                           specialty coated
                                        removal                                                                 material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation; and
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham  Trustee           Trustee since 1993.        Founding Director, The Winthrop Group, Inc.  None
(59)                                    Serves until               (consulting firm); and Desautels Faculty of
1001 Sherbrooke                         successor trustee          Management, McGill University
Street West,                            is elected or earlier
Montreal, Quebec,                       retirement or
Canada H3A 1G5                          removal
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Interest Shares

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Position Held                                                                             Other Directorships
Name, Age and Address With the Fund     Term of Office             Principal Occupation During Past Five Years  Held by this Trustee
Thomas J. Perna (56)  Trustee           Trustee since              Private investor (2004 - present); and       Director of
89 Robbins Avenue,                      February 2006.             Senior Executive Vice President, The Bank    Quadriserv Inc.
Berkeley Heights,                       Serves until               of New York (financial and securities        (technology products
NJ 07922                                successor trustee          services) (1986 - 2004)                      for securities
                                        is elected or earlier                                                   lending industry)
                                        retirement or
                                        removal
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret   Trustee           Trustee since 1993.        President and Chief Executive Officer,       Director of New
(58)                                    Serves until               Newbury, Piret & Company, Inc.               America High Income
200 State Street,                       successor trustee          (investment banking firm)                    Fund, Inc.
12th Floor,                             is elected or earlier                                                   (closed-end
Boston, MA 02109                        retirement or                                                           investment company)
                                        removal
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (78)  Trustee           Trustee since 1993.        Senior Counsel, Sullivan & Cromwell          Director, The Swiss
125 Broad Street,                       Serves until               (law firm)                                   Helvetia Fund, Inc.
New York, NY 10004                      successor trustee                                                       (closed-end
                                        is elected or earlier                                                   investment company)
                                        retirement or
                                        removal
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)    Trustee           Trustee since 1993.        President, John Winthrop & Co., Inc.         None
One North                               Serves until               (private investment firm)
Adgers Wharf,                           successor trustee
Charleston, SC 29401                    is elected or earlier
                                        retirement or
                                        removal
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Interest Shares

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                      Positions Held                                                                            Other Directorships
Name and Age          With the Fund     Term of Office             Principal Occupation During Past Five Years  Held by this Officer
Dorothy E. Bourassa   Secretary         Serves at                  Secretary of PIM-USA; Senior Vice President  None
(58)                                    the discretion             - Legal of Pioneer; Secretary/Clerk of most
                                        of the Board               of PIM-USA's subsidiaries; and Secretary of
                                                                   all of the Pioneer Funds since September
                                                                   2003 (Assistant Secretary from November
                                                                   2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.        Assistant         Serves at                  Vice President and Senior Counsel of         None
Kelley (42)           Secretary         the discretion             Pioneer since July 2002; Vice President and
                                        of the Board               Senior Counsel of BISYS Fund Services, Inc.
                                                                   (April 2001 to June 2002); Senior Vice
                                                                   President and Deputy General Counsel of
                                                                   Funds Distributor, Inc. (July 2000 to April
                                                                   2001), and Assistant Secretary of all of
                                                                   the Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P.        Assistant         Serves at                  Partner, Wilmer Cutler Pickering Hale and    None
Harvey (45)           Secretary         the discretion             Dorr LLP; and Assistant Secretary of all of
                                        of the Board               the Pioneer Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)     Treasurer         Serves at                  Vice President - Fund Accounting,            None
                                        the discretion             Administration and Controllership Services
                                        of the Board               of Pioneer; and Treasurer of all of the
                                                                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)  Assistant         Serves at                  Deputy Treasurer of Pioneer since 2004;      None
                      Treasurer         the discretion             Treasurer and Senior Vice President, CDC
                                        of the Board               IXIS Asset Management Services from 2002 to
                                                                   2003; Assistant Treasurer and Vice
                                                                   President, MFS Investment Management from
                                                                   1997 to 2002; and Assistant Treasurer of
                                                                   all of the Pioneer Funds since November
                                                                   2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41) Assistant         Serves at                  Assistant Vice President - Fund Accounting,  None
                      Treasurer         the discretion             Administration and Controllership Services
                                        of the Board               of Pioneer; and Assistant Treasurer of all
                                                                   of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)    Assistant         Serves at                  Fund Accounting Manager - Fund Accounting,   None
                      Treasurer         the discretion             Administration and Controllership Services
                                        of the Board               of Pioneer; and Assistant Treasurer of all
                                                                   of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Interest Shares

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                      Positions Held                                                                            Other Directorships
Name and Age          With the Fund     Term of Office             Principal Occupation During Past Five Years  Held by this Officer
Katherine Kim                           Serves at                  Fund Administration Manager - Fund           None
Sullivan (33)         Assistant         the discretion             Accounting, Administration and
                      Treasurer         of the Board               Controllership Services since June 2003;
                                                                   Assistant Vice President - Mutual Fund
                                                                   Operations of State Street Corporation from
                                                                   June 2002 to June 2003 (formerly Deutsche
                                                                   Bank Asset Management); Pioneer Fund
                                                                   Accounting, Administration and
                                                                   Controllership Services (Fund Accounting
                                                                   Manager from August 1999 to May 2002); and
                                                                   Assistant Treasurer of all the Pioneer
                                                                   Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen    Chief Compliance  Serves at                  Chief Compliance Officer of Pioneer and all  None
(45)                  Officer           the discretion             of the Pioneer Funds since March 2006; Vice
                                        of the Board               President and Senior Counsel of Pioneer
                                                                   since September 2004; and Senior Vice
                                                                   President and Counsel, State Street
                                                                   Research & Management Company (February
                                                                   1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------


The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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42

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                                                                              43

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44

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST)* for:

Account Information                             1-800-710-0935

Or write to AST:

For                                             Write to
General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY
                                                11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY
                                                10269-0560
Website                                         www.amstock.com

* On July 17, 2006, AST became the Trust's sub-transfer agent with respect to its common shares.

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund totaled approximately $20,260 in 2006 and $21,505 in 2005.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years ended December 31, 2006 and 2005.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $7,515 in 2006 and $6,800 in 2005.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2006 and 2005.



(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2006 and 2005, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $7,515 in 2006 and $6,800 in 2005.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.


                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

(a)(1)

Day-to-day management of the fund's portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

(a)(2)

OTHER ACCOUNT MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Kenneth Taubes        Other Registered            9            $3,124,460,000           N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled                2            $1,532,471,000           N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts              0                  $0                 N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons(such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager.If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Lehman Brothers Aggregate Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.
o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of December 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

---------------------------------------- --------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Kenneth Taubes                           A
---------------------------------------- --------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000




Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Interest Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 1, 2007

* Print the name and title of each signing officer under his or her signature.